UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31st, 2010

Ludvik Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52402	33-1148936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1220 N. Market St, Ste 806, Wilmington, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757)927-2986

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 – Other Events

On March 31st, 2010, the Company announced that it has filed updated corporate financial information for the period ended June 30, 2009 (Exhibit 99.1), the period ended September 30th, 2009 (Exhibit 99.2), the period ended December 31st, 2009 (Exhibit 99.3) and the period ended March 31st, 2010 (Exhibit 99.4).

On March 30th, 2010, the Company formed Ludvik Holdings, Inc as a special purpose entity to effect a business combination that will result in a restructuring of the company’s assets and liabilities for the period ended March 31st, 2010.

The Company, in the normal course of business, continues to enter into agreements to acquire properties and make investments. There can be no assurance that the company will be able to complete the transactions due to financing contingencies and current market conditions. The company has entered into agreements to purchase properties that have subsequently expired and there can be no assurances that the agreements can be renewed or extended.

In April 2009 the company entered into an agreement to acquire an interest in The Concorde Group, Inc (“Concorde”). The company has issued 5,000,000 common shares to Concorde pursuant to the agreements. The company has since terminated the agreement with Concorde.

In April 2009, the company signed a term sheet with Capitoline Venture Fund I as a lender to provide the company with up to $350,000 in financing to be completed on or before May 31, 2009. The company did not receive any proceeds from the financing.

In September 2009, the company entered into a letter of intent with Frenchman’s Springs LLC whereby the company would own a 4.95% interest in The Resort at the Gorge located in the State of Washington (www.theresortatthegorge.com).

The company is evaluating other possible acquisitions of hotel and resorts subject to the terms and conditions of confidentiality agreements and non disclosure agreements. In the event there is a material transaction completed that requires further disclosure then the company will comply with the terms of these agreements.

The Company continues to evaluate possible investments in alternative energies, including wind, solar and hydrogen on demand projects and LED lighting. The company is also evaluating financial investments in business development companies and other opportunities to acquire portfolio investments that will increase shareholder value. The company continues to focus on developing a diversified portfolio of investments in a holding company to increase the long term returns for shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ludvik Capital, Inc.

By	/s/ Frank Kristan
President
Date: March 31st, 2010

Exhibit 99.1 - Financial Statement for period ended June 30th, 2009
Exhibit 99.2 - Financial Statement for period ended September 30th, 2009
Exhibit 99.3 - Financial Statement for period ended December 31st, 2009
Exhibit 99.4 - Financial Statement for period ended March 31st, 2010